UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2019

WEST END INDIANA BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54578	36-4713616
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

34 South 7th Street, Richmond, Indiana	47374
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (765) 962-9587

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2019, the 2019 Annual Meeting of Stockholders of West End Indiana Bancshares, Inc. (the “Company”) was held at the corporate office of West End Bank, S.B., located at 700 South A Street, Richmond, Indiana 47374 at 10:00 a.m., local time.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 17, 2019.  The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors

The shareholders elected each director nominated to serve for a term of three years as follows:
	For	Withheld	Broker-Non Votes

Michael J. Allen	788,955	14,707	195,679

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of the appointment of BKD, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2018 as follows:

For	Against	Abstain

994,879	―	4,462

Proposal 3 – A non-binding proposal to give advisory approval regarding the compensation of the Company's named executive officers

The shareholders approved the resolution regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstain	Broker-Non Votes

701,041	39,386	63,235	195,679

Proposal 4 – A non-binding proposal to give advisory approval on the frequency at which the Company should include an advisory vote regarding the Company's named executive officers

The shareholders approved the resolution on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
747,034	6,093	25,213	25,322	195,679

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEST END INDIANA BANCSHARES, INC.
DATE: May 17, 2019	By: /s/ Timothy R. Frame
Timothy R. Frame
President and Chief Executive Officer